Exhibit 10.2

AMENDMENT NO. 5
TO CREDIT AGREEMENT
AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of November 1, 2022 (this "Amendment"), to the Credit Agreement, dated as of November 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among AGILETHOUGHT, INC, a Delaware corporation ("Ultimate Holdings") and AGILETHOUGHT MEXICO, S.A. DE C.V., a sociedad anónima de capital variable, incorporated and existing under the laws of Mexico ("AgileThought Mexico" and together with Ultimate Holdings, each a "Borrower" and collectively, the "Borrowers"), AN GLOBAL, LLC, a Delaware limited liability company ("Intermediate Holding" and together with Ultimate Holdings, the "Holding Companies"), each other Loan Parties party thereto, the lenders from time to time party thereto (each a "Lender" and collectively, including their respective successors and assigns, the "Lenders"), GLAS USA LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent"), and GLAS AMERICAS LLC, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent" and together with the Administrative Agent, the "Agents").
WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Credit Agreement; and
WHEREAS, the Agents and the Lenders are willing to amend such terms and conditions of the Credit Agreement on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
2.Amendments. Section 10.1(a)(vi) of the Credit Agreement is hereby amended and restated to read as follows:
"as soon as available and in any event not later than 60 days prior to the end of each Fiscal Year (or in the case of the Fiscal Year ending December 31, 2022, on or prior to November 30, 2022), a certificate of an Authorized Officer of Ultimate Holdings (A) attaching Projections for Ultimate Holdings and its Subsidiaries, supplementing and superseding the Projections previously required to be delivered pursuant to this Agreement, prepared on a monthly basis and otherwise in form and substance satisfactory to the Agents, for the immediately succeeding Fiscal Year for Ultimate Holdings and its Subsidiaries and (B) certifying that the representations and warranties set forth in Article IX are true and correct with respect to the Projections;"
3.Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)Representations and Warranties; No Event of Default. The representations and warranties herein, in Article IX of the Credit Agreement and in each other Loan Document on or immediately prior to the Amendment No. 5 Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment No. 5 Effective Date or would result from this Amendment becoming effective in accordance with its terms.
(b)Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or sociedad anonima duly organized, validly existing and, other than the Mexican Loan Parties, in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated by this Amendment and by the Credit Agreement, as amended by this Amendment, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.
(c)Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and the performance by it of the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law, or (C) any contractual obligation binding on or otherwise affecting it or any of its properties (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except in the case of clauses (ii)(C) and (iv) hereof, to the extent that such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.
(d)Enforceability of Loan Documents. This Amendment and the Credit Agreement (as amended by this Amendment) is and will be a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.
(e)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.
4.Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Lenders, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the "Amendment No. 5 Effective Date"):
(f)Payment of Fees, Etc. The Borrowers shall have paid on or before the date hereof, all fees, costs, expenses and taxes then payable, if any, pursuant to Section 15.5 of the Credit Agreement.
(g)Representations and Warranties. The representations and warranties contained in this Amendment and in Article IX of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 5 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date).
(h)No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment No. 5 Effective Date or result from this Amendment becoming effective in accordance with its terms.
(i)Delivery of Documents. The Agents shall have received on or before the Amendment No. 5 Effective Date this Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders, in form and substance satisfactory to the Agents.
(j)Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties' business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby, or (ii) could reasonably be expected to have a Material Adverse Effect.
5.Continued Effectiveness of the Credit Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment No. 5 Effective Date, all references in any such Loan Document to "the Credit Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral

Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement (as amended by this Amendment) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Credit Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
6.No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.
7.No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.
8.Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing), and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 5 Effective Date directly arising out of, connected with or related to this Amendment, the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.
9.Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.
10.Miscellaneous.
(k)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
(l)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(m)This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
(n)Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.
(o)Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(p)Each Lender party hereto, through its execution of this Amendment, hereby instructs each of the Administrative Agent and the Collateral Agent to execute and deliver this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.) a Delaware Corporation

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Chief Executive Officer

AGILETHOUGHT MEXICO, S.A. DE C.V., a sociedad anónima de capital variable incorporated under the laws of Mexico

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Attorney-in-fact

By:	/s/ Mauricio Garduño
Name:	Mauricio Garduño
Title:	Attorney-in-fact

GUARANTORS:
4TH SOURCE, LLC
a Delaware limited liability company

By:	/s/ Diana Abril
Name:	Diana Abril
Title:	Manager

IT GLOBAL HOLDING LLC a Delaware limited liability company

By:	/s/ Manuel Senderos
[Signature Page to Amendment No. 5 to Credit Agreement]

Name:	Manuel Senderos
Title:	President

AN GLOBAL LLC a Delaware limited liability company

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

QMX INVESTMENT HOLDINGS USA, INC. a Delaware Corporation

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. de C.V.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Attorney-in-fact

By:	/s/ Mauricio Garduño
Name:	Mauricio Garduño
Title:	Attorney-in-fact

4TH SOURCE HOLDING CORP., a Delaware Corporation

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

4TH SOURCE MEXICO, LLC, a Delaware limited liability company By: 4TH Source, LLC, as Member

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
[Signature Page to Amendment No. 5 to Credit Agreement]

Title:	President

ENTREPIDS TECHNOLOGY, INC, a Delaware Corporation

By:	/s/ Carolyne Cesar
Name:	Carolyne Cesar
Title:	Secretary

AGS ALPAMA GLOBAL SERVICES USA, LLC, a Delaware limited liability company By: QMX Investment Holdings USA, Inc.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AN USA, a California Corporation

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AGILETHOUGHT, LLC, a Florida limited liability company

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Manager

[Signature Page to Amendment No. 5 to Credit Agreement]

ADMINISTRATIVE AGENT:
GLAS USA LLC, as Administrative Agent

By:	/s/ Lisha John
Name:	Lisha John
Title:	Vice President

COLLATERAL AGENT:
GLAS AMERICAS LLC, as Collateral Agent

By:	/s/ Lisha John
Name:	Lisha John
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

LENDERS:
BANCO NACIONAL DE MÉXICO, S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17937-8

By:	/s/ Andres Borrego
Name:	Andres Borrego
Title:	Attorney-in-fact

By:	/s/ Alejandro Aguirre
Name:	Alejandro Aguirre
Title:	Attorney-in-fact

BANCO NACIONAL DE MÉXICO, S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17938-6

By:	/s/ Andres Borrego
Name:	Andres Borrego
Title:	Attorney-in-fact

By:	/s/ Alejandro Aguirre
Name:	Alejandro Aguirre
Title:	Attorney-in-fact

BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF NAMAEX, DIVISIÓN FIDUCIARIA, IN ITS CAPACITY AS TRUSTEE OF THE TRUST "NEXXUS CAPITAL VI" AND IDENTIFIED WITH NO. F/173183

By:	/s/ Arturo Jose Saval Perez
Name:	Arturo Jose Saval Perez
Title:	Attorney-in-fact

By:	/s/ Alejandro Gorozpe Barbara
Name:	Alejandro Gorozpe Barbara
Title:	Attorney-in-fact

[Signature Page to Amendment No. 5 to Credit Agreement]

NEXXUS CAPITAL PRIVATE EQUITY FUND VI, L.P.

By:	/s/ Arturo Jose Saval Perez
Name:	Arturo Jose Saval Perez
Title:	Attorney-in-fact

By:	/s/ Alejandro Gorozpe Barbara
Name:	Alejandro Gorozpe Barbara
Title:	Attorney-in-fact

[Signature Page to Amendment No. 5 to Credit Agreement]

MANUEL SENDEROS FERNANDEZ

By:	/s/ Manuel Senderos

KEVIN JOHNSTON

By:	/s/ Kevin Johnston

[Signature Page to Amendment No. 5 to Credit Agreement]